UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 19, 2005 (May 17, 2005)


                              Global Signal Inc.
            (Exact name of registrant as specified in its charter)


              Delaware                001-32168              65-0652634
-------------------------------- -------------------- -------------------------
  (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)          File Number)         Identification No.)


    301 North Cattlemen Road, Suite 300, Sarasota, Florida           34232
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         (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code   (941) 364-8886
                                                   ----------------------------


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -- Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)

         On May 17, 2005, Global Signal Inc. appointed Jeffrey Foster, 42, as Senior Vice President and Chief Accounting Officer. From April 2005 until May 16, 2005, he served as Global Signal Services' Senior Vice President - Accounting.

         Mr. Foster has no family relationship with any director, executive officer, or person nominated or chosen by Global Signal to become a director or executive officer of Global Signal.

         Mr. Foster holds a Bachelors in Accounting from the University of Florida and a Masters of Accountancy from the University of South Florida. Prior to joining Global Signal, Mr. Foster served from 2003 to April 2005 as Senior Vice President - Finance and Corporate Controller at Danka Office Imaging. From 2000 to 2003 Mr. Foster served as Vice President of Finance at Progress Energy Corporation, where he also served as Director, Energy Supply Finance from 1997 to 2000. None of the companies where Mr. Foster has worked in the previous five years are a parent, subsidiary or other affiliate of Global Signal.

         Global Signal has agreed to pay Mr. Foster a base salary at an annual rate of $200,000, a signing bonus of $25,000, and a performance-based bonus of up to 30% of his base salary, which bonus is guaranteed on a prorated basis for 2005. In addition, if Mr. Foster is terminated other than for cause, Global Signal is required to provide him six months' severance pay.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GLOBAL SIGNAL INC.
                                     (Registrant)

                                     /s/ William T. Freeman
                                     ----------------------------------------
                                     William T. Freeman
                                     Executive Vice President, Chief Financial
                                     Officer and Assistant Secretary

Date: May 19, 2005